UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2015

Strategic Realty Trust, Inc.

(Exact name of Registrant specified in its Charter)

Maryland	000-54376	90-0413866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100

San Mateo, California, 94402

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 343-9300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information required by Item 1.01 is included in Item 2.01 below and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Strategic Realty Trust Inc. (the “Company”), through TNP SRT Portfolio I, LLC (“TNP SRT Portfolio I”), a Delaware limited liability company and an indirect subsidiary of Strategic Realty Operating Partnership, L.P., the Company’s operating partnership (the “Operating Partnership”), entered into a Purchase and Sale Agreement dated September 16, 2015, as amended by First Amendment to Purchase and Sale Agreement dated October 15, 2015 (as amended, the “Moreno PSA”), with The Phillips Edison Group LLC for the sale of a 78,000 square foot shopping center located in Moreno Valley, California (the “Moreno Property”). Pursuant to the Moreno PSA, effective on October 29, 2015, the Company, through TNP SRT Portfolio I, consummated the disposition of the Moreno Property for a sales price of $19.4 million in cash.

The Company, through TNP SRT Summit Point, LLC (“TNP SRT Summit Point”), a Delaware limited liability company and an indirect subsidiary of the Operating Partnership, entered into a Purchase and Sale Agreement dated September 25, 2015, as amended by First Amendment to Purchase and Sale Agreement dated October 7, 2015 (as amended, the “Summit Point PSA”), with New Market Properties, LLC (“New Market Properties”) for the sale of a 112,000 square foot shopping center located in Fayetteville, Georgia (the “Summit Point Property”). New Market Properties assigned its interest in the Summit Point PSA to New Market-Summit Point, LLC (“New Market-Summit Point”), pursuant to an Assignment and Assumption of Purchase and Sale Agreement dated September 25, 2015, and TNP SRT Summit Point entered into a Second Amendment to Purchase and Sale Agreement, dated October 19, 2015, with New Market-Summit Point. Pursuant to the Summit Point PSA, effective on October 30, 2015, the Company, through TNP SRT Summit Point, consummated the disposition of the Summit Point Property for a sales price of $19.6 million in cash.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Purchase and Sale Agreement, dated September 16, 2015, by and between TNP SRT Portfolio I, LLC and The Phillips Edison Group LLC
10.2	First Amendment to Purchase and Sale Agreement, dated October 15, 2015, by and between TNP SRT Portfolio I, LLC and The Phillips Edison Group LLC
10.3	Purchase and Sale Agreement, dated September 25, 2015, by and between TNP SRT Summit Point, LLC and New Market Properties, LLC
10.4	First Amendment to Purchase and Sale Agreement, dated October 7, 2015, by and between TNP SRT Summit Point, LLC and New Market Properties, LLC
10.5	Second Amendment to Purchase and Sale Agreement, dated October 19, 2015, by and between TNP SRT Summit Point, LLC and New Market-Summit Point, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC REALTY TRUST, INC.

Dated: November 2, 2015	By:	/s/ Andrew Batinovich
Andrew Batinovich
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Purchase and Sale Agreement, dated September 16, 2015, by and between TNP SRT Portfolio I, LLC and The Phillips Edison Group LLC
10.2	First Amendment to Purchase and Sale Agreement, dated October 15, 2015, by and between TNP SRT Portfolio I, LLC and The Phillips Edison Group LLC
10.3	Purchase and Sale Agreement, dated September 25, 2015, by and between TNP SRT Summit Point, LLC and New Market Properties, LLC
10.4	First Amendment to Purchase and Sale Agreement, dated October 7, 2015, by and between TNP SRT Summit Point, LLC and New Market Properties, LLC
10.5	Second Amendment to Purchase and Sale Agreement, dated October 19, 2015, by and between TNP SRT Summit Point, LLC and New Market-Summit Point, LLC